Exhibit 10.22(i)

EIGHTH AMENDMENT
TO
LOAN AND SECURITY AGREEMENT

THIS EIGHTH AMENDMENT to Loan and Security Agreement (this “Amendment”) is entered into this 30th day of December, 2005, by and among Silicon Valley Bank (“Bank”), Aspen Technology, Inc., a Delaware corporation and AspenTech, Inc., a Texas corporation (jointly and severally, “Borrower”) whose address is Ten Canal Park, Cambridge, Massachusetts 02141.

RECITALS

A.            Bank and Borrower have entered into that certain Loan and Security Agreement dated as of January 30, 2003, as amended by that certain First Loan Modification Agreement by and between Bank and Borrower dated as of June 27, 2003, that certain Second Loan Modification Agreement by and between Bank and Borrower dated as of September 10, 2004, that certain Third Loan Modification Agreement by and between Bank and Borrower dated as of January 28, 2005, that certain Fourth Loan Modification Agreement by and between Bank and Borrower dated as of April 1, 2005, that certain Fifth Loan Modification Agreement by and between Bank and Borrower dated as of May 6, 2005, that certain Sixth Loan Modification Agreement by and between Bank and Borrower dated as of June 15, 2005, and that certain Seventh Loan Modification Agreement by and between Bank and Borrower dated as of September, 2005 (as the same may from time to time be further amended, modified, supplemented or restated, the “Loan Agreement”).

B.            Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C.            Borrower has requested that Bank amend the Loan Agreement to increase the amount available to be borrowed under the borrowing base.

D.            Bank has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.             Definitions.  Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2.             Amendment to Loan Agreement.

2.1          Section 1.  (Credit Limit).  Borrower hereby reaffirms that Bank has an existing security interest in all assets of the Borrower (except for Intellectual Property, pursuant to the Loan Agreement), including, without limitation, Borrower’s certificate of deposit account #8800061180 and all other deposit accounts.  In consideration of Bank entering into this Amendment and allowing Loans under the Loan Agreement to exceed the amounts stated in item “(B)” of Section 1 entitled Credit Limit of the Schedule to Loan and Security Agreement (but at no time exceeding the Maximum Credit Limit) (the “Overadvance Amount”), Borrower will establish a certificate of deposit in a minimum amount equal to 100% of the Overadvance Amount (and shall be in excess of the cash required under the “Minimum Cash or Excess Availability” covenant) (the “Additional CD”) which Additional CD balance shall be increased, released and decreased proportionately, monthly with the outstanding balances of Overadvance Amount.  Borrower acknowledges that Bank will place a hold on the Additional CD.  Borrower understands that in addition to all of the rights and.  remedies that may be available by law to Bank upon an Event of Default, Bank may liquidate and obtain all funds in and from the any certificates of deposit or other deposit accounts to pay any and all obligations owing to Bank.

3.             Limitation of Amendment.

3.1          The amendment set forth in Section 2, above, is effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

3.2          This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4.             Representations and Warranties.  To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

4.1          Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

4.2          Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3          The organizational documents of Borrower delivered to Bank on the date of the Loan Agreement remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4          The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5          The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6          The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on either Borrower, except as already has been obtained or made; and

4.7          This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5.             Counterparts.  This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

6.             Effectiveness.  This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto, and (b) Bank’s receipt of the Acknowledgment of Amendment and Reaffirmation of Guaranty substantially in the form attached hereto as Schedule 1, duly executed and delivered by each Guarantor.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK	BORROWER

Silicon Valley Bank	Aspen Technology, Inc.

By:	By:	/s/
Name:	Name:	Leo S. Vannoni
Title:	Title:	VP/Treasurer

AspenTech, Inc.

	By:	/s/
	Name:	Leo S. Vannoni
	Title:	VP/Treasurer

Schedule 1

ACKNOWLEDGMENT OF AMENDMENT
AND REAFFIRMATION OF GUARANTY

Section 1.    Guarantor hereby acknowledges and confirms that it has reviewed and approved the terms and conditions of the Eighth Amendment to Loan and Security Agreement dated as of even date herewith (the “Amendment”).

Section 2.    Guarantor hereby consents to the Amendment and agrees that the Guaranty relating to the Obligations of Borrower under the Loan Agreement shall continue in full force and effect, shall be valid and enforceable and shall not be impaired or otherwise affected by the execution of the Amendment or any other document or instrument delivered in connection herewith.

Section 3.  Guarantor represents and warrants that, after giving effect to the Amendment, all representations and warranties contained in the Guaranty are true, accurate and complete as if made the date hereof.

Dated as of December 30, 2005

GUARANTOR	AspenTech Securities Corp.

	By:	/s/
	Name	Charles Kano
	Title:	CFO